THIRD AMENDMENT TO THE AFLAC INCORPORATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(as amended and restated effective January 1, 2009)

This Amendment to the Aflac Incorporated Supplemental Executive Retirement Plan, as amended and restated effective January 1, 2009 (the “Plan”), is made by Aflac Incorporated (the “Company”).
W I T N E S S E T H:

WHEREAS, the Company maintains the Plan for the benefit of certain key management and highly compensated employees; and
WHEREAS, pursuant to Section 8.1 of the Plan, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) has the right to amend the Plan at any time; and
WHEREAS, the Compensation Committee wishes to amend the Plan to freeze additional accruals under the Plan as of December 31, 2023, provided that actively employed participants may continue to accrue service toward eligibility for early retirement benefits (if they have not yet satisfied those conditions as of December 31, 2023) or delayed early retirement benefits (if they have met the conditions for early retirement, but not delayed early retirement, as of December 31, 2023).
NOW, THEREFORE, BE IT RESOLVED, that effective as of December 31, 2023, the Plan is hereby amended as follows:
1.Section 1.6 of the Plan is amended to read as follows:

1.6    Average Annual Compensation means, for each Participant, the average of his Annual Compensation for the 3-consecutive-calendar-year period in the final 10-consecutive-calendar-year period of employment with the Company and its Affiliates ending on or before December 31, 2023, that yields the highest average. For purposes hereof, the Participant’s Annual Compensation for the calendar year in which the Participant terminates employment with the Company and all of its Affiliates shall be taken into account only if such termination occurs as of December 31 of such year.
2.Section 1.23 is amended to read as follows:
1.23    Final Base Pay means the highest annual base salary (excluding bonuses) paid to a Participant during any of the 3 calendar years immediately preceding (i) January 1, 2024, or (ii) if earlier, the calendar year in which the Participant terminates employment with the Company and all of its Affiliates. “Final Base Pay” for a relevant calendar year shall also include any portion of annual base salary that is (i) contributed by the Company on behalf of a Participant pursuant to a salary reduction agreement which is not includable in the gross income of the Participant under Code Sections 125, 402(a)(8) or 402(h), or (ii) deferred by the Company under the Aflac Incorporated Executive Deferred Compensation Plan either (A) on behalf of a Participant pursuant to a salary reduction agreement, or (B) as a result of the Company’s specific decision to make such a deferral in lieu of paying current cash compensation to the Participant.

3.Section 3.2 is amended to add the following sentence to the end thereof:
Notwithstanding the foregoing or anything herein to the contrary, no additional Participants will become eligible for benefits under this Section after December 31, 2023.
4.Section 3.3 is amended to add the following sentence to the end thereof:
Notwithstanding the foregoing or anything herein to the contrary, no additional Participants will become eligible for benefits under this Section after January 15, 2026.
5.Section 3.4 is amended to add the following sentence to the end thereof:
Notwithstanding the foregoing or anything herein to the contrary, no additional Participants will become eligible for benefits under this Section after October 4, 2025.
6.Section 3.5 is amended to add the following sentence to the end thereof:
Notwithstanding the foregoing or anything herein to the contrary, no additional Participants will become eligible for benefits under this Section after October 4, 2025.
7.Section 3.6 is amended to add the following sentence to the end thereof:
Notwithstanding the foregoing or anything herein to the contrary, no additional Participants will become eligible for benefits under this Section after June 1, 2024.
8.Except as amended herein, the Plan shall continue in full force and effect.
IN WITNESS WHEREOF, Aflac Incorporated has caused this Amendment to the Plan to be executed on the date shown below.
AFLAC INCORPORATED

By:___________________________

Date:________________, 2023

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